UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 3, 2014

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2014, the Board of Directors of Bloomin’ Brands, Inc. (the “Company”) approved a change in the fiscal year end from a calendar year ending on December 31 to a 52-53 week year ending on the last Sunday in December, effective beginning with fiscal year 2014. In a 52 week fiscal year, each of the Company’s quarterly periods will comprise 13 weeks. The additional week in a 53 week fiscal year is added to the fourth quarter, making such quarter consist of 14 weeks. The Company’s first 53 week fiscal year will occur in fiscal year 2017. The Company expects to make the fiscal year change on a prospective basis and will not adjust operating results for prior periods. The change to the Company’s fiscal year will not impact the Company’s calendar year results for the year ended December 31, 2013. However, the change will impact the prior year comparability of each of the fiscal quarters and annual period in 2014 in future filings. The Company believes this change will provide numerous benefits, including aligning its reporting periods to be more consistent with peer restaurant companies and improving comparability between periods by removing the trading day effect on Restaurant sales and operating margins.

Since the change in the Company’s year end is from the last day of the month to a 52-53 week fiscal year commencing within seven days of the month end last reported, and the new fiscal year will commence with the end of the old fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10; hence, a transition report is not required to be filed on Form 10-K for the year ending December 28, 2014 or the first interim report of fiscal 2014 for the quarter ending March 30, 2014.

The reporting periods and applicable reports for the remainder of fiscal year 2013 and fiscal year 2014 are expected to be as follows:

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED
Fiscal year 2013	January 1, 2013 to December 31, 2013	Annual Report on Form 10-K
First quarter of fiscal 2014	January 1, 2014 to March 30, 2014	Quarterly Report on Form 10-Q
Second quarter of fiscal 2014	March 31, 2014 to June 29, 2014	Quarterly Report on Form 10-Q
Third quarter of fiscal 2014	June 30, 2014 to September 28, 2014	Quarterly Report on Form 10-Q
Fiscal year 2014	January 1, 2014 to December 28, 2014	Annual Report on Form 10-K

The Company will continue reporting its Brazilian subsidiary, Outback Steakhouse Restaurantes Brasil S.A. (formerly known as Bloom Holdco Participações Ltda.), on a calendar-based one-month lag.  All other international operations will be reported on a 52-53 week reporting period contemporaneously with the domestic operations.

As disclosed in its Form 8-K filed with the Securities and Exchange Commission on November 4, 2013, the Company will provide historical and pro forma financial information for its Brazilian operations no later than January 17, 2014.

Financial Impact

The change in the Company’s fiscal year end results in the loss of three operating days in the 2014 fiscal year compared to calendar year reporting. The three operating days lost in the 2014 fiscal year (December 29 - 31, 2014) typically represent high revenue days due to the holiday season. In addition to the loss of operating days in December 2014, there will also be operating day shifts in the quarterly periods in 2014, which will have an impact on the Company’s quarterly financial results. The Company expects the change in fiscal year end to have the following estimated impacts to the 2014 quarterly and annual financial results compared to calendar year reporting (in millions, except for per share data or as otherwise noted):

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	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER	FISCAL YEAR 2014
Impact to Operating Days in Reporting Period:
Number of Operating Days in 52-53 Week Period	89	91	91	91	362
Number of Operating Days in Calendar Period	90	91	92	92	365
Number of Operating Days Shifted/Lost	(1)	—	(1)	(1)	(3)

Estimated Impact to Selected Financial Results:
Total revenues (1)	$(6.0)	$—	$(6.0)	$(31.0)	$(43.0)
Net income attributable to Bloomin’ Brands, Inc.	(1.2)	—	(1.2)	(5.8)	(8.2)
Diluted earnings per share	$(0.01)	—	$(0.01)	$(0.04)	$(0.06)
____________________

(1)
While the fourth quarter has one less net operating day compared to calendar year reporting, three high volume operating days are lost at the end of the quarter, which is partially offset by gaining two lower volume operating days at the beginning of the quarter.  This results in a disproportionate loss of expected Total revenues, Net income attributable to Bloomin’ Brands, Inc. and Diluted earnings per share in the fourth quarter as compared to the first three quarters of the 2014 fiscal year.

In fiscal year 2014, the Company expects restaurant level operating margin to decrease approximately 0.1% as a percentage of Restaurant sales and operating income margin to decrease approximately 0.2% as a percentage of Total revenues, when comparing the 52-53 Week Period to the Calendar Period described above.

Forward-Looking Statements

Certain statements contained herein, including statements under the headings “Financial Impact,” are not based on historical fact and are “forward-looking statements” within the meaning of applicable securities laws. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “expects,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company’s forward-looking statements. These risks and uncertainties include, but are not limited to: local, regional, national and international economic conditions; consumer confidence and spending patterns; price and availability of commodities, such as beef, chicken, shrimp, pork, seafood, dairy, potatoes, onions and energy supplies, which are subject to fluctuation and could increase or decrease more than the Company expects; weather, acts of God and other disasters; the seasonality of the Company’s business; inflation or deflation; increases in unemployment rates and taxes; increases in labor and health insurance costs; competition and changes in consumer tastes and the level of acceptance of the Company’s restaurant concepts (including consumer acceptance of prices); consumer reaction to public health issues; consumer perception of food safety; demographic trends; the cost of advertising and media; government actions and policies; interest rate changes, compliance with debt covenants and the Company’s ability to make debt payments; the availability of credit presently arranged from the Company’s revolving credit facilities; and the future cost and availability of credit. Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its Form 10-K filed with the Securities and Exchange Commission on March 4, 2013. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this release. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date: January 6, 2014	By:	/s/ Joseph J. Kadow
Joseph J. Kadow
Executive Vice President and Chief Legal Officer

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